Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com FUND NAME PRINTS HERE COMMON AND PREFERRED SHARES 3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions. 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR THE SPECIAL MEETING OF SHAREHOLDERS, MAY 15, 2009 The Special Meeting of shareholders will be held Friday, May 15, 2009, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
**Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted "FOR" each proposal.**

**Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒**
**PLEASE DO NOT USE FINE POINT PENS.**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the "Acquired Fund") would (i) transfer all of its assets to Nuveen Insured Tax-Free Advantage Municipal Fund (the "Acquiring Fund) in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares ("MuniPreferred"), Series W2, of the Acquiring Fund and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund's Declaration of Trust (the "Reorganization"). | ☐ | ☐ | ☐ |
| 2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. | ☐ | ☐ | ☐ |

**PLEASE SIGN ON REVERSE SIDE**

NEA - C

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions. 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR THE SPECIAL MEETING OF SHAREHOLDERS, MAY 15, 2009 FUND NAME PRINTS HERE PREFERRED SHARES The Special Meeting of shareholders will be held Friday, May 15, 2009, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST 0 0 ABSTAIN 0 • To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Acquiring Fund) in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust. PLEASE SIGN ON REVERSE SIDE P — NEA

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99 3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions. 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope. THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FUND NAME PRINTS HERE FOR THE SPECIAL MEETING OF SHAREHOLDERS, COMMON AND PREFERRED SHARES MAY 15, 2009 The Special Meeting of shareholders will be held Friday, May 15, 2009, 2009 at ___:00 a.m. Central time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on May 15, 2009, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb com). Date:___ SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. NWF

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS. FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the “Acquired Fund”) would (i) transfer all of its assets to the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Acquiring Fund) in exchange solely for common shares and Municipal Auction Rate Cumulative Preferred shares (“MuniPreferred”), Series W2, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and MuniPreferred, Series W, shareholders of the Acquired Fund and (iii) be liquidated, dissolved and terminated in accordance with the Acquired Fund’s Declaration of Trust. PLEASE SIGN ON REVERSE SIDE NWF